UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 10, 2013 (Date of earliest event reported)
ARC Document Solutions (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	001-32407 (Commission File Number)	20-1700361 (IRS Employer Identification Number)

1981 N. Broadway, Walnut Creek, CA (Address of principal executive offices)		94596 (Zip Code)
(925) 949-5114 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On July 10, 2013, ARC Document Solutions (NYSE: ARC) announced that the company has concluded the open-market repurchase of approximately $7 million in aggregate principal amount of its 10.5% senior unsecured notes due December 15, 2016.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(d) Exhibits
            99.1       Press Release of ARC Document Solutions dated July 10, 2013

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2013	ARC DOCUMENT SOLUTIONS By: /s/ John E.D. Toth John E.D. Toth Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of ARC Document Solutions dated July 10, 2013